SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 1, 2006

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Fifth Street, Suite 1300 Saint Paul, Minnesota	55101
(Address of Principal Executive Offices)	(Zip Code)

(651) 325-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry Into Material Definitive Agreement

Fiscal 2006 Bonus Program

At a meeting on March 1, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Gander Mountain Company (the “Company”) implemented a bonus program for the fiscal year ending February 3, 2007 (“fiscal 2006”) pursuant to which the Company’s executive officers are eligible to receive cash bonuses. Pursuant to this program, the Company’s executive officers will receive bonuses based upon the achievement by the Company of certain pre-tax income targets for fiscal 2006 that were established by the Committee. The maximum awards payable to the Company’s executive officers under this program, as a percentage of their base salaries for fiscal 2006, are equal to 200% for the Company’s Chief Executive Officer and 100% for the Company’s five other executive officers.

Executive Officer Employment Agreements

At its meeting on March 1, 2006, the Committee also approved new employment agreements for the Company’s six executive officers and these agreements were entered into on this date. The Committee approved an employment agreement with Mark R. Baker, the Company’s Chief Executive Officer, a form of employment agreement for the Company’s Executive Vice Presidents and a form of employment agreement for the Company’s Senior Vice Presidents. The agreement with Mr. Baker is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01. The forms of employment agreements for the Company’s Executive Vice Presidents and Senior Vice Presidents are filed as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated by reference into this Item 1.01.

Revised Director Compensation Program

At a meeting on March 2, 2006, the Board approved the following revised compensation program for its non-employee directors, commencing with the Company’s next annual meeting of shareholders:

Annual retainer:  $20,000

Additional annual retainer for lead independent director:  $5,000

Board meeting fees:  $1,000 per meeting

Committee meeting fees:                     Audit Committee chair:  $1,000 per meeting

Audit Committee member:  $750 per meeting

Other committees:  $500 per meeting

Stock option grants:  An option to purchase 10,000 shares of the Company’s common stock will be granted annually at the Company’s Annual Meeting of Shareholders to each non-employee director. These options will vest on the first anniversary of the date of grant, will have an exercise price equal to fair market value on the date of grant and will have a term of ten years.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

10.1                           Employment Agreement, dated March 1, 2006, by and between the Company and Mark R. Baker, the Company’s Chief Executive Officer

10.2                           Form of Employment Agreement for the Company’s Executive Vice Presidents

10.3                           Form of Employment Agreement for the Company’s Senior Vice Presidents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: March 7, 2006	/s/ Dennis M. Lindahl
Dennis M. Lindahl
Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

10.1	Employment Agreement, dated March 1, 2006, by and between the Company and Mark R. Baker, the Company’s Chief Executive Officer	Filed Electronically
10.2	Form of Employment Agreement for the Company’s Executive Vice Presidents	Filed Electronically
10.3	Form of Employment Agreement for the Company’s Senior Vice Presidents	Filed Electronically